OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
                      Supplement dated April 7, 1999 to the
        Statement of Additional Information dated March 30, 1999

The Statement of Additional Information is changed as follows:

1. The second bullet within the section captioned "Does the Fund Have Additional Fundamental Policies" under "Investment Restrictions" on page 26 is revised to read as follows:

|_| The Fund cannot purchase more than 10% of the voting securities of any one issuer. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.















April 7, 1999                                               px0254.001